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                        EXHIBIT 99(B)--CERTIFICATION OF CHIEF FINANCIAL OFFICER

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Sycamore Networks, Inc. (the "Company") on Form 10-K for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frances M. Jewels, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.


                                                /s/  FRANCES M. JEWELS
                                        --------------------------------------
                                                   Frances M. Jewels
                                        Chief Financial Officer, Vice President,
                                              Finance and Administration,
                                                Secretary and Treasurer

October 24, 2002